Exhibit 10.15
EXECUTION VERSION

INTERCOMPANY SUBORDINATION AGREEMENT
Dated as of February 1, 2019
(A)    Reference is made to (i) that certain First Lien Credit Agreement dated as of February 1, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among DISCOVERORG, LLC, a Delaware limited liability company (the “Borrower”), DISCOVERORG MIDCO, LLC, a Delaware limited liability company (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), each L/C Issuer party thereto, MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as the administrative agent (in such capacity and together with any successor administrative agent, the “Administrative Agent”) and as collateral agent (in such capacity and together with any successor collateral agent, the “Collateral Agent”), and (ii) any related notes, guarantees, collateral documents, instruments and agreements executed in connection with the Credit Agreement, and in each case as amended, modified, renewed, refunded, replaced, restated, restructured, increased, supplemented or refinanced in whole or in part from time to time, regardless of whether such amendment, modification, renewal, refunding, replacement, restatement, restructuring, increase, supplement or refinancing is with the same lenders or holders, agents or otherwise. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such term in the Credit Agreement.
(B)    All Indebtedness of each of the undersigned (in such capacity for the purposes of this Intercompany Subordination Agreement, an “Obligor”) to each of the other undersigned (in such capacity for the purposes of this Intercompany Subordination Agreement, a “Subordinated Creditor”) now or hereafter existing (whether created directly or acquired by assignment or otherwise), and all interest, premiums, costs, expenses or indemnification amounts thereon or payable in respect thereof or in connection therewith, are hereinafter referred to as the “Subordinated Debt”.
(C)    This Intercompany Subordination Agreement is entered into and delivered pursuant to Section 4.01(a)(i) and to the extent applicable, Section 7.01(g) and/or (i) of the Credit Agreement.
SECTION 1.    Subordination.   Each Subordinated Creditor and each Obligor agrees that the Subordinated Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Obligations of any such Obligor now or hereafter existing under the Credit Agreement or the other Loan Documents. For the purposes of this Intercompany Subordination Agreement, the Obligations shall not be deemed to have been paid in full until the latest of: (i) the termination of the Aggregate Commitment and the payment in full of the Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) payable under the Credit Agreement and the other Loan Documents and (ii) the latest date of expiration without any pending drawing or termination of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made).

SECTION 2.    Events of Subordination.   (a) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Obligor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Debtor Relief Law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Obligor or otherwise, the Secured Parties shall be entitled to receive payment in full of the Obligations before any Subordinated Creditor is entitled to receive any payment of, or distribution of any kind or character on account of, all or any of the Subordinated Debt, and any payment or distribution of any kind or character (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of such Obligor being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly by such Obligor to the Administrative Agent for the account of the Secured Parties for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.
(b)    In the event that (i) any Event of Default described in Section 8.01(a), (f) or (g) of the Credit Agreement shall have occurred and be continuing or (ii) any judicial proceeding shall be pending with respect to any Event of Default, then no payment (including any payment that may be payable by reason of any other indebtedness of any Obligor being subordinated to payment of the Subordinated Debt) or distribution of any kind or character shall be made by or on behalf of any Obligor for or on account of any Subordinated Debt, and no Subordinated Creditor shall take or receive from any Obligor, directly or indirectly, in cash or other property or securities or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until (x) the Obligations shall have been paid in full or (y) such Event of Default shall have been cured or waived.
(c)    In the event that any Event of Default (other than an Event of Default described in Section 8.01(a), (f) or (g) of the Credit Agreement) shall have occurred and be continuing and the Administrative Agent gives written notice thereof to each Subordinated Creditor, then no payment (including any payment that may be payable by reason of any other indebtedness of any Obligor being subordinated to payment of the Subordinated Debt) or distribution of any kind or character shall be made by or on behalf of any Obligor for or on account of any Subordinated Debt, and no Subordinated Creditor shall take or receive from any Obligor, directly or indirectly, in cash or other property or securities or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until (x) the Obligations shall have been paid in full or (y) such Event of Default shall have been cured or waived.
(d)    Except as otherwise set forth in Sections 2(a) through (c) above, any Obligor is permitted to pay, and any Subordinated Creditor is entitled to receive, any payment or prepayment of principal and interest on the Subordinated Debt to the extent permitted or not prohibited by the Credit Agreement.

SECTION 3.    In Furtherance of Subordination.   Each Subordinated Creditor agrees as follows:
(a)    If any proceeding referred to in Section 2(a) above is commenced by or against any Obligor,
(i)    the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of each Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 2(a) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent or the other Secured Parties; and
(ii)    each Subordinated Creditor shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Subordinated Debt for the account of the Secured Parties and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.
(b)    All payments or distributions upon or with respect to the Subordinated Debt which are received by each Subordinated Creditor contrary to the provisions of this Intercompany Subordination Agreement shall be received and thereafter held in trust for the benefit of the Secured Parties, shall be segregated from all other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Administrative Agent for the account of the Secured Parties in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held as Collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations in accordance with the terms of the Credit Agreement.
(c)    The Administrative Agent is hereby authorized to demand specific performance of this Intercompany Subordination Agreement, whether or not any Obligor shall have complied with any of the provisions hereof applicable to it, at any time when any Subordinated Creditor shall have failed to comply with any of the provisions of this Intercompany Subordination Agreement applicable to it. Each Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.
(d)    In any case commenced by or against Holdings or any Subsidiary of Holdings pursuant to any Debtor Relief Law or any similar federal, foreign, state or local statute (a “Reorganization Proceeding”), to the extent not prohibited by applicable law, the

Administrative Agent shall have the exclusive right to exercise any voting rights in respect of the claims of such Subordinated Creditor against Holdings or any Subsidiary of Holdings. Each Subordinated Creditor hereby agrees that it may not take any actions in any Reorganization Proceeding that are prohibited by the provisions of this Intercompany Subordination Agreement. Each Subordinated Creditor hereby agrees that this Intercompany Subordination Agreement constitutes a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law.
(e)    If, at any time, all or part of any payment with respect to Obligations theretofore made (whether by Holdings, the Borrower, any other Loan Party or any other Person or enforcement of any right of setoff or otherwise) is rescinded, avoided or must otherwise be returned by the holders of Obligations for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Holdings, the Borrower, any other Loan Party or such other Persons or as the result of any avoidance or other actions commenced therein), the provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.
(f)    Each Subordinated Creditor shall not object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Secured Parties in any Reorganization Proceeding or any other proceeding under any Debtor Relief Law.
SECTION 4.    Rights of Subrogation.   Each Subordinated Creditor agrees that no payment or distribution to the Administrative Agent or the other Secured Parties pursuant to the provisions of this Intercompany Subordination Agreement shall entitle such Subordinated Creditor to exercise any right of subrogation in respect thereof until the Obligations shall have been paid in full (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements and the expiration without any pending drawing or termination of all Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made).
SECTION 5.    Further Assurances.   Each Subordinated Creditor and each Obligor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request in writing, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent or any Secured Parties to exercise and enforce its rights and remedies hereunder.
SECTION 6.    Agreements in Respect of Subordinated Debt.   No Subordinated Creditor will, sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made subject to this Intercompany Subordination Agreement.
SECTION 7.    Agreement by the Obligors.   Each Obligor agrees that it will not make any payment of, or other distribution of any kind or character to any Subordinated Creditor on account of, any of the Subordinated Debt, or take any other action, in each case, if such payment, distribution, or other action would be in contravention of the provisions of this Intercompany Subordination Agreement.
SECTION 8.    Obligations Hereunder Not Affected.   All rights and interests of the Administrative Agent and the other Secured Parties, and all agreements and obligations of each Subordinated Creditor and each Obligor under this Intercompany Subordination Agreement, shall remain in full force and effect irrespective of:
(i)    any amendment, extension, renewal, compromise, discharge, acceleration or other change in the time for payment or the terms of the Obligations or any part thereof;
(ii)    any taking, holding, exchange, enforcement, waiver, release, failure to perfect, sell or otherwise dispose of any security for payment of any Guaranty or any Obligations;
(iii)    the application of security and directing the order or manner of sale thereof as the Administrative Agent and the Secured Parties in their sole discretion may determine;
(iv)    the release or substitution of one or more of any endorsers or other guarantors of any of the Obligations;
(v)    the taking of, or failure to take any action which might in any manner or to any extent vary the risks of any Obligor or which, but for this Section 8 might operate as a discharge of such Obligor;
(vi)    any defense arising by reason of any disability, change in corporate existence or structure or other defense of any Obligor, any other Guarantor or a Subordinated Creditor, the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of such Obligor, any other Guarantor or a Subordinated Creditor;
(vii)    any defense based on any claim that such Obligor’s or Subordinated Creditor’s obligations exceed or are more burdensome than those of any Obligor, any other Guarantor or any other subordinated creditor, as applicable;
(viii)    the benefit of any statute of limitations affecting such Obligor’s or Subordinated Creditor’s liability hereunder;
(ix)    any right to proceed against any Obligor, proceed against or exhaust any security for any Obligations, or pursue any other remedy in the power of any Secured Party, whatsoever;
(x)    any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and

(xi)    to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.
This Intercompany Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided, or must otherwise be returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made. This Intercompany Subordination Agreement shall remain in full force and effect following the commencement of any Reorganization Proceeding.
SECTION 9.    Treatment of Guaranty and Security of Subordinated Debt.   Any payments or distributions of any kind or character made to, or received by, any Subordinated Creditor in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Intercompany Subordination Agreement and applied on the same basis as payments or distributions made directly by the obligor under such Subordinated Debt. To the extent that Holdings or any of its Subsidiaries (other than the respective obligor or obligors which are already parties hereto) provide a guaranty or any security in support of any Subordinated Debt, the party which is the lender of the respective Subordinated Debt will cause each such Person to become a party hereto (if such Person is not already a party hereto) not later than the date of the execution and delivery of the respective guaranty or security documentation (or such later date as the Administrative Agent may agree in its sole discretion); provided that any failure to comply with the foregoing requirements of this Section 9 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments or distributions received with respect to any guaranty or security for any Subordinated Debt, whether or not the Person furnishing such guaranty or security is a party hereto).
SECTION 10.    Treatment of Intercompany Obligations and Release upon a Distressed Disposal.
(a)    In addition to the foregoing agreements, each party hereto hereby acknowledges and agrees that, with respect to all Indebtedness, Preferred Stock or Disqualified Stock, payables or other obligations, whether now existing or hereafter incurred, owed by Holdings or any Subsidiary of Holdings to Holdings or any other Subsidiary of Holdings (“Intercompany Obligations”) (whether or not same constitutes Subordinated Debt), that (x) such Intercompany Obligations (and any promissory notes, certificates or other instruments evidencing same) may be pledged, and delivered for pledge, by Holdings or any other Loan Parties pursuant to any Collateral Document or any other Obligations to which Holdings or its Subsidiaries are, or at any time in the future become, a party and (y) with respect to all Intercompany Obligations so pledged, the Collateral Agent shall be entitled to exercise all rights and remedies with respect to such Intercompany Obligations to the maximum extent provided in the Collateral Documents (in accordance with the terms thereof and subject to the requirements of applicable law). Furthermore, with respect to all Intercompany Obligations at any time owed to Holdings or any other Loan Party, and notwithstanding anything to the contrary contained in the terms of such Intercompany Obligations, each obligor (including any guarantor) and obligee with respect to such Intercompany Obligations hereby agrees, for the benefit of the holders from time to time of the Obligations, that the Administrative Agent or the Collateral Agent may at any

time the Collateral Agent or Administrative Agent has exercised remedies pursuant to any Loan Document, and from time to time, accelerate the maturity of such Intercompany Obligations or cause the redemption, repurchase or conversion thereof if (x) any obligor (including any guarantor) of such Intercompany Obligations is subject to any voluntary or involuntary receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding or other similar proceeding pursuant to Title 11 of the United States Code or other applicable federal, foreign, state or local law or upon an assignment for the benefit of creditors (a “Bankruptcy Proceeding”) or (y) any Event of Default under the Credit Agreement, or any event of default under, and as defined in, any other Obligations (or the documentation governing the same), shall have occurred and be continuing. Any such acceleration of the maturity of any Intercompany Obligations shall be made by written notice by the Administrative Agent or Collateral Agent to the obligor on the respective Intercompany Obligations; provided that no such notice shall be required (and the acceleration shall automatically occur) either upon the occurrence of a Bankruptcy Proceeding with respect to the respective obligor (or any guarantor) of the respective Intercompany Obligations or upon (or following) any acceleration of the maturity of any Loans pursuant to the Credit Agreement.
(b)    If a Distressed Disposal is being effected, the Collateral Agent is irrevocably authorized (at the cost of the relevant Loan Party and without any consent, sanction, authority or further confirmation from any Secured Party or Loan Party): (i) if the asset which is disposed of consists of shares in the capital of a Loan Party, to release, on behalf of the relevant Subordinated Creditors, (x) that Loan Party and any Subsidiary of that Loan Party from all or any part of its Subordinated Debt and (y) any other claim of any Subordinated Creditor over that Loan Party’s assets or over the assets of any Subsidiary of that Loan Party; (ii) if the asset which is disposed of consists of shares in the capital of any Holding Company of a Loan Party, to release, on behalf of the relevant Subordinated Creditors, (x) that Holding Company and any Subsidiary of that Holding Company from all or any part of its Subordinated Debt and (y) any other claim of any Subordinated Creditor over the assets of any Subsidiary of that Holding Company; and (iii) if the asset which is disposed of consists of shares in the capital of a Loan Party or the Holding Company of a Loan Party (the “Disposed Entity”) and the Collateral Agent decides to transfer to another Loan Party (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of Subordinated Debt, to execute and deliver or enter into any agreement to (x) agree to the transfer of all or part of the obligations in respect of such Subordinated Debt on behalf of the relevant Subordinated Creditors to which those obligations are owed and on behalf of the Loan Parties which owe those obligations, and (y) accept the transfer of all or part of the obligations in respect of such Subordinated Debt on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of such Subordinated Debt is to be transferred, and (iv) if the asset which is disposed of consists of an asset of any Obligor, to release, on behalf of the relevant Subordinated Creditors, any liens or other security interests on such asset held or granted to such Subordinated Creditor.
(c)    Defined Terms. As used in this Section 10, the following terms shall have the following meanings:
“Acceleration Event” shall mean the Administrative Agent exercising any of its rights under Section 8.02 of the Credit Agreement.

“Disposed Entity” shall have the meaning provided in Section 10(b) of this Intercompany Subordination Agreement.
“Distress Event” shall mean any of: (a) an Acceleration Event; or (b) the enforcement of any Collateral Document after delivery of any notice required under the applicable Collateral Document.
“Distressed Disposal” shall mean a disposal of an asset of a Loan Party which is: (a) being effected in circumstances where the applicable Collateral Document has become enforceable after delivery of any notice required under the applicable Collateral Document; (b) being effected by enforcement of a Collateral Document after delivery of any notice required under the applicable Collateral Document; or (c) being effected, after the occurrence of a Distress Event, by a Loan Party to a person or persons which is not a Loan Party.
“Holding Company” shall mean, in relation to a company or corporation, any other company or corporation of which it is a Subsidiary.
“Receiving Entity” shall have the meaning provided in Section 10(b) of this Intercompany Subordination Agreement.
SECTION 11.    Waiver.   Each Subordinated Creditor and each Obligor hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Intercompany Subordination Agreement and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto (unless otherwise required by the Credit Agreement or the other Loan Documents) or exhaust any right or take any action against any Obligor or any other person or entity or any collateral.
SECTION 12.    Amendments, Etc.   No amendment or waiver of any provision of this Intercompany Subordination Agreement, and no consent to any departure by any Subordinated Creditor or any Obligor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, such Obligor and each Subordinated Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
SECTION 13.    Addresses for Notices.   All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.
SECTION 14.    No Waiver; Remedies; Conflict of Terms.   No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. In the event of any conflict between the terms of this Intercompany Subordination Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern.

SECTION 15.    Joinder.   Upon execution and delivery after the date hereof by any Subsidiary of a joinder agreement in substantially the form of Exhibit A hereto, each such Subsidiary shall become an Obligor and/or a Subordinated Creditor, as applicable, hereunder with the same force and effect as if originally named as an Obligor or a Subordinated Creditor, as applicable, hereunder. The rights and obligations of each Obligor and each Subordinated Creditor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor or Subordinated Creditor as a party to this Intercompany Subordination Agreement.
SECTION 16.    Governing Law; Jurisdiction; Etc.
(a)    THIS INTERCOMPANY SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS INTERCOMPANY SUBORDINATION AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13 OF THIS INTERCOMPANY SUBORDINATION AGREEMENT. NOTHING IN THIS INTERCOMPANY SUBORDINATION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY TO THIS INTERCOMPANY SUBORDINATION AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS INTERCOMPANY SUBORDINATION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INTERCOMPANY SUBORDINATION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS INTERCOMPANY SUBORDINATION AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION 17.    Counterparts;   Effectiveness.    This Intercompany Subordination Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Intercompany Subordination Agreement shall become effective when it shall have been executed by the Obligors, the Subordinated Creditors and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Obligor, each Subordinated Creditor, each of the Administrative Agent and the Collateral Agent, each other Secured Party and their respective permitted successors and assigns, subject to Section 6 hereof. Delivery of an executed counterpart of a signature page of this Intercompany Subordination Agreement by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Intercompany Subordination Agreement.
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IN WITNESS WHEREOF, each Subordinated Creditor and each Obliger has caused this Intercompany Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

DISCOVERORG, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

DISCOVERORG MIDCO, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

RKSI ACQUISITION CORPORATION

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

RK MIDCO, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

DISCOVERYORG DATA, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

NEVERRBOUNCE, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

[Signature Page to First Lien Intercompany Subordination Agreement]

DISCOVERORG ACQUISITION (TELLWISE), LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

CLOUD VIRTUAL, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

DISCOVERORG ACQUISITION COMPANY LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

ZEBRA ACQUISITION CORPORATION

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

ZOOM INFORMATION INC.

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

[Signature Page to First Lien Intercompany Subordination Agreement]

ZOOMINFO INTERNATIONAL INC.

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

[Signature Page to First Lien Intercompany Subordination Agreement]

DATANYZE, INC.

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary

[Signature Page to First Lien Intercompany Subordination Agreement]

ZOOMINFO ISRAEL LTD

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Secretary

DATANYZE RUS, LLC

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Secretary

[Signature Page to First Lien Intercompany Subordination Agreement]

Agreed and acknowledged as of the date
above written:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Jonathon Rauen
Name:	Jonathon Rauen
Title:	Authorized Signatory

[Signature Page to First Lien Intercompany Subordination Agreement]

Exhibit A to the Intercompany Subordination Agreement
FORM OF JOINDER AGREEMENT NO. [___]
This JOINDER AGREEMENT NO. [___], dated as of __________, 20 ___ (this “Joinder”) delivered pursuant to the Intercompany Subordination Agreement, dated as of February 1, 2019 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Intercompany Subordination Agreement”) among DISCOVERORG, LLC, a Delaware limited liability company (the “Borrower”), DISCOVERORG MIDCO, LLC, a Delaware limited liability company (“Holdings”), the Subordinated Creditors and Obligors from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Intercompany Subordination Agreement.
1.    Joinder in the Intercompany Subordination.   The undersigned hereby agrees that on and after the date hereof, it shall be [an “Obligor”] [and] [a “Subordinated Creditor”] under and as defined in the Intercompany Subordination Agreement, hereby assumes and agrees to perform all of the obligations of [an Obligor] [and] [a Subordinated Creditor] thereunder and agrees that it shall comply with and be fully bound by the terms of the Intercompany Subordination Agreement as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by the undersigned thereunder shall be deemed true and correct as of the date of this Joinder.
2.    Unconditional Joinder.   The undersigned acknowledges that the undersigned’s obligations as a party to this Joinder are unconditional and are not subject to the execution of one or more Joinders by other parties. The undersigned further agrees that it has joined and is fully obligated as [an Obligor] [and] [a Subordinated Creditor] under the Intercompany Subordination Agreement.
3.    Incorporation by Reference.   All terms and conditions of the Intercompany Subordination Agreement are hereby incorporated by reference in this Joinder as if set forth in full.
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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[________________]

By:
Name:
Title:

[Signature Page to Joinder to Intercompany Subordination Agreement]